CODA OCTOPUS GROUP, INC.

World Leader in Sound Underwater Technology

Corporate Presentation
June 2019

Forward-Looking Statements



This presentation contains forward-looking statements concerning Coda Octopus Group, Inc. within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include, without limitation, statements regarding the Company's expectations for the growth of the Company's operations and revenues. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, customer demand for our products and market prices; the outcome of our ongoing research and developments efforts relating to our products including our patented real-time 3D solutions; our ability to develop the sales force required to achieve our development and other examples of forward looking statements set forth in our Annual Report on Form 10-K for the year ended October 31, 2018, filed with the Securities and Exchange Commission on January 29, 2019, as amended on February 7, 2019 and April 23, 2019. Coda Octopus Group, Inc. does not undertake, and specifically disclaims any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Overview

- Established business with strong pedigree in marine products and defense engineering:

Products Business
Market leader in real-time 3D imaging sonar technology for multiple subsea defense and commercial applications. World's only real-time 3D sonar technology – "seeing both static and moving objects and measuring in real-time in zero visibility conditions underwater."

Engineering Business
Long-established relationships with U.S. and U.K. Defense Primes, such as Raytheon, Northrop and BAE, with a number of proprietary parts for significant programs such as Phalanx CIWS, yielding long-tail recurring and growing revenues.

- Strong culture of IP ownership in products' segment and sole supplier status by engineering segment
- Near-term catalysts for additional growth across both business segments


Revenue by Entity
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2015
2016
2017*
2018*
Products Business
Engineering Business

NASDAQ:CODA	As of June 13, 2019
Market Cap	$151.12 MM
Shares Outstanding	10.67 MM
Public Float	6.14 MM
% Officers & Directors	13.4%

**2017/18 Engineering Business revenues impacted by 2016-2018 back orders, due to delays in U.S. government defense budget and appropriations processes, which have since been finalized*

Coda Octopus Group, Inc.

Financial Snapshot

ANNUAL	FY 2015	FY 2016	FY 2017	FY 2018	FQ1-2 2019
Revenues	$19,234,396	$21,118,319	$18,025,173	$18,019,429	$12,541,780
Net Income	$1,070,291	$4,930,548	$3,339,663	$3,102,899	$3,634,885
EBITDA	$2,309,215	$6,348,022	$4,771,643	$4,069,175	$4,075,045
Earnings per share – basic	$0.16	$0.60	$0.37	$0.49	$0.30

Disclaimer: These numbers are an extrapolation from the Company's annual reports and its most recent quarterly report as filed with the Securities and Exchange Commission (collectively, the "Periodic Reports") and should be read in conjunction with the Company's Periodic Reports including the financial notes for such qualification and context. In the event of a conflict between these numbers and those reported in the Periodic Reports, the numbers set forth in the Periodic Reports shall govern.

Product Design & Manufacturing

24/7 Support and 3D Field Experts

Coda Octopus Products

Marine Products Business

Research Development and Innovation

Software Application and Custom Development

Coda Octopus Group, Inc.

How We Sell

Commercial Off-The-Shelf Products & Engineering Services

Products

Product sales occur primarily through two channels:

- **Direct Sales:** Most sales occur through our Sales teams in both the U.S. and U.K.
- **Agents**: We also use a wide network of third party agents to expand our reach around the world

Services

Our engineering services are primarily sold through:

- **Prime Partnerships:** We benefit from the small business allowance through our strategic relationships with primes such as Northrop Grumman, Raytheon, etc.

Coda Octopus Group, Inc.

Echoscope^4G® Family of Volumetric Sonars

Visualization & Mapping for Widest Range of Applications



Echoscope^4G®

Echoscope^4G® C500

Compact Edition

Depth Rating

SWaP (Size, Weight and Power)

Echoscope^4G® *Surface*



Echoscope^4G® *Deep Water*



Seeing & Measuring in Real-Time 3D in Zero Visibility Conditions Underwater

Coda Real-Time 3D Technology

Delivering Significant Performance Gains to our Customers


Primary GPS antenna
Secondary GPS antenna
Attitude sensor
Echoscope PSU
Top End PC
Serial cable
Ethernet cable
Echoscope Umbilical cable
Echoscope

- ☑ Improved process with faster deliverables to client
- ☑ Reduced project costs, including non-productive time
- ☑ Complete end-to-end workflow to capture, measure and document
- ☑ Increased safety and awareness
- ☑ Improved Quality Control
- ☑ Simplified subsea tasks
- ☑ Deskilling a number of tasks

Echoscope4G® Surface Installation

Used on shallow water projects <50m water depth
Fitted on a pole, on cable installation vessel
Calibrated, survey grade data
Echoscope® combined with the Pan & Tilt, to constantly image the cable

See Live Operations of the Surface
Visit the 3D image gallery here

Coda Octopus Group, Inc.

Coda Real-Time 3D Technology

Sample Echoscope Project ROI Snapshots

200
Blocks placed per day

Van Oord
Port Construction Project

Placement of 24,000 CORE-LOC Armour Units
Record Production Rates

Cost Saving: **Priceless**
Duration: **1-2 Years**

857% Increase
76
Sleepers placed per day

ZADCO
Pipeline Protection Placement

Was: 4 sleepers placed in 12 hours
Now: 76 sleepers placed in 24 hour shifts

Productivity: > **3,000%**
Cost Saving: > **$3 million**
Duration: **3-6 months**

>100%
Productivity rates

UTEC
Oilfield Development

Zero Visibility Conditions

Productivity: > **100%**
Cost Saving: **Priceless**
Duration: **3 months**

>100%
Productivity rates

DEME
Rock Dumping

Zero Visibility and Accurate Placement Required

Productivity: > **100%**
Cost Saving: > **$1 million**
Duration: **6 days**

>100%
Productivity rates

Technip/Shell

Echoscope used in Zero Visibility
Saved significant NPT

Productivity: >**100%**
Cost Saving: >**$2 million**
Duration: **6 months**

Coda Octopus Group, Inc.

3D Product Line

Competing Technology is No Comparison


Pelican Island Causeway, Galveston TX

Echoscope® 3D Real-Time Imaging Sonar

Real-Time 3D Imaging **AND** Real-Time Mapping
Click here to see the shadows disappear!
Client deliverables complete in 54 seconds...

3D Multibeam

Produces static map after hours or days of processing
NO Real-Time image



2D Scanning Sonar

Produces static map after hours or days of processing
NO Real-Time image



2D Imaging Sonar

Produces 2D real-time image with no depths and NO Mapping



3D Product Line

What is the key USP?

Single Sensor, Multi-Application, for Vision, Mapping and Measurement





World's most diverse, functional and capable 3D sonar solution…

3D Product Line

Delivering on Everyday Challenges Subsea

Complex Asset Placement – Alaska Monopod Installation


SAL



- Four Echoscopes® used to provide real-time visualization of landing site and control stabilization for crane operators
- Software 'models' provided real-time indication of distance and alignment with landing interface
- Conventional placement and positioning methods ineffective

Oilfield Disaster Recovery



- Survey and mapping of complex 3D 'Tendons' enabling fast and effective removal
- Conventional methods ineffective and displaced

Coda Octopus Group, Inc.

3D Product Line

Delivering on Everyday Challenges Subsea

Mineral Mining - Diamonds



- Operator can "see" exactly where each cut has taken place
- No overlapping of cuts
- Significant productivity benefit

Marine Construction - Breakwaters



- Echoscope® is the No. 1 preferred solution for subsea placement
- Crane operator can "see" and "track" and "place" the moving block underwater
- Complete scene awareness for operators, engineers and owners
- Construction deliverable sign off using our technology

Coda Octopus Group, Inc.

Strong Culture of IP

Total Product Package

- Patents cover the spectrum of software and hardware capabilities of Coda Octopus Group's unique real-time 3D technology
- Proprietary hardware and software are the complete system; components do not function independently
- Further de-risked by trade-secret optimization techniques

UPSTO No.	Patent Title
6,438,071	Method for producing a 3D image
6,532,192	Subsea positioning system and apparatus
7,466,628	Method of constructing mathematical representations of objects from reflected sonar signals
7,489,592	Patch test for 3D sonar data
7,898,902	Method of representation of sonar images
8,059,486	Method of rendering volume representation of sonar images
8,854,920	Volume rendering of 3D sonar data
9,019,795	Method of object tracking using sonar imaging


Hardware
• Real-Time 3D Sonar
• Motion IMU
• External Sensors
• 8 GB Per Second Patented Algorithm
Software
• Moving and Mosaicked Images
• Moving 3D Models and Images
• Tracked Objects, Domain Specific, Market Directed 3D Image
Software
• Patented Rendering
• Patented Volume Rendering
• Patented Tracking, Simplification Integration

Defense Applications

Real-Time 3D Decision Making


Complex Structure
Real-Time Hazards
Condition Survey and Salvage
Target ID
Coda Octopus
Sound Underwater Intelligence

Coda Octopus Group, Inc.

Commercial Applications

Marine Products Business

Marine and Port Construction, Renewables,
Research, Educational Institutions, and **Oil and Gas**

Dive Inspection Support



Port Construction



Channel Clearance



Complex Survey



Subsea Intervention



Completions & Tie Back





Asset Inspection



Recovery & Salvage



Dredging & Rock Dumping



ROV Navigation Zero Visiblity



Pipeline Survey & Leak ID



Placement & Landing

Customers

Marine Products Business

Military & Defense
Including 30 U.S. Ports & Enforcement Bodies

POLICE DEPARTMENT CITY OF NEW YORK
NYPD
FBI

End User Customers

ExxonMobil
bp
Chevron
ADNOC
NPCC
NATIONAL PETROLEUM CONSTRUCTION COMPANY
SAIPEM

Service Providers

Jan De Nul GROUP
Technip
Boskalis
FUGRO
OCEANEERING
subsea 7
Van Oord
Marine ingenuity

Additional

De Beers
Group of Companies
BIBBY OFFSHORE
because we love this business

Coda Octopus Group, Inc.

3D Real-Time Echoscope Technology Advantage

Real-Time Underwater Decision Making


Unmanned Maritime Systems (PB13 and beyond)
Mine Counter-Measures (MCM)
Maritime Security
• ISR
• Port Surveillance
• Special Operations Forces (SOF) Support
• Electronic Warfare
Mine Countermeasure (MCM) USV
SeaFox
Unmanned Surface Vehicles (USV)
Remote Mine Hunting System (RMS) AN/WLD-1
Modular Unmanned Surface Craft Littoral (MUSCL) Use Operational Evaluation Sys
Sea Stalker
Sea Maverick
Unmanned Undersea Vehicles (UUV)
Surface Mine Countermeasure (SMCM) User Operational Evaluation Sys Increment 1
Semi-Autonomous Hydrographic Recon Vehicle
Large Displacement Unmanned Underwater Vehicle (LDUUV)
Hull Underwater Vehicle / Hull Underwater Localization Sys (HULS)
Battlespace Preparation Autonomous Undersea Vehicle (BPAUV)
MK18 Mod 1 Swordfish UUV Sys
MK 18 Mod 2 Kingfish UUV Sys
Littoral Battlespace Sensing AUV
Littoral Battlespace Sensing Glider
ECHO Ranger
Surface Mine Countermeasure (SMCM) UUV

•Removes **man out of the loop**, thus **reducing costs** significantly and **increasing repeatability** of common tasks

•Enhances Safety, again by removing **man out of the loop**

•Facilitates near impossible missions **without risking lives**

•Provides the vehicle for **mapping** the ocean floor – far and wide


Length3D 0003 (-19.41,-3.39,6.07)m 20.62m

Coda Octopus Group, Inc.

Key Growth Market

Defense, Navy Activities, Law Enforcement and Coast Guards

- Search & Rescue and Recovery Missions
- Asset Identification & Reacquisition
- See & Identify Targets and Hazards
- Record & Map to gather intelligence and analyze threats & hazards, before committing higher value assets
- Real-Time Surveillance
- Ship Hull Scanning

Real-Time Decision Making

Unique technology to manage in real-time subsea threats

- Obstacle Avoidance for manned & unmanned missions
- Route Clearance Survey for foreign ports
- Mine & Threat location & identification
- Front end threat identification – landings, special forces incursion
- Port & Harbour Security
- Diving Applications






Real-Time 3D Imaging in Navy and Defense Applications

Strategic Development and Partnerships

Momentum has grown significantly within the U.S. Navy community for CODA's industry-leading, real-time technology. The following groups are actively funding development, trials or purchases of Coda Octopus Echoscope® technology:

- Swimmer Delivery Vehicles
- Mine Counter Measures
- Ship Hull Inspection
- Salvage and Diver Support
- Critical Asset Inspection
- Real-Time Threat Detection

Coda Octopus Group, Inc.

Case Example

Naval Sea Systems Command (NAVSEA), NSWC PCD



A Navy Cooperative Research and Development Agreement (CRADA) with Naval Surface Warfare Center, Panama City Division (NSWC PCD), for the multi-generation development of the Divers Augmented Vision Display-Head Up Display System (DAVD-HUD), in collaboration with NSWC PCD

Coda Octopus Group, Inc.

Case Example

Naval Sea Systems Command (NAVSEA), NSWC PCD

3rd Person Perspective – Volumetric Rendered View


Survey Data and
"TIRE"
Test Target
JSO Boat
Dock Facility
Concrete Pilings

Case Example

Naval Sea Systems Command (NAVSEA), NSWC PCD

1st Person Perspective – Volumetric Rendered View



-30
-40
-50
-60
-70
-80
-90
80
70
60
50
30
20
10
0
30
20
10
0
-10
-20
-30
-40

Click Here to View the Press Release on July 16, 2018

Value Drivers

- First mover in innovating and commercializing real-time 3D sonar technology for the subsea market
- No other commercially available real-time 3D sonar in the market
- Technically adept Group with strong brand as market leaders in real-time visualization subsea
- Multiple initiatives underway with U.S. Navy and defense bodies, and tracking significant development funding for further research and development for defense space



- Strong and growing global customer base and expanding market applications, including precious gem mining and offshore renewables
- Strong Patents and Intellectual Property Rights Portfolio
- Diversified Group, with two stand-alone engineering businesses, which have recurring streams of revenues through supplying proprietary parts into a number of funded U.S. Defense programs and UK Defense Programs, and the products business selling into the subsea market

Growth Catalysts

New Breakthrough Echoscope® 4G and 5G Technology

- Fourth Generation (4G) and Fifth Generation (5G) of Coda Octopus' proprietary, industry-leading real-time 3D sonar technology
- All 4G hardware products have been launched
- Final products within the 4G rollout due for release in the second half of 2019
  - Smart algorithms for the class-leading sonars
  - Top-end software products for many new capabilities

- **Goal:** Standardize proprietary real-time 3D imaging sonars, in different form factors, across existing and new subsea markets
  - Positioned to increase market share
  - Defense market is significant opportunity; Addressable Market is estimated at $4.5 billion







Coda Octopus Group, Inc.


PWR

Customized Rugged Solutions

Mission Critical Integrated Systems

Software Engineering

Mechanical Engineering

Colmek

Engineering Business

Electronic Design

Complete Product Lifecycle Development

Advanced Signal Processing

Obsolescence Management of Legacy Defense Products

Key Markets

Coda Octopus Colmek - Engineering Business

Sub-Contractor to the **U.S. DoD**


Phalanx® Close-in Weapon
System (CIWS)


UAV/AQS-24 –
Mine Hunting System


AN/AQS-24 –
Mine Hunting System


SeaRAM


Thermite®

Customers

Coda Octopus Colmek – Engineering Business

NORTHROP GRUMMAN
Raytheon
ORBCOMM
BOEING
LOCKHEED MARTIN

U.S. ARMY
U.S. AIR FORCE

GENERAL DYNAMICS
TEXTRON
NORTH AMERICAN COAL
sierra nevada
Endeavor ROBOTICS

Growth Catalysts

- **Two new funded defense programs added to Colmek's portfolio in FY 2018**
  - Contracted to prototype two new parts for two significant programs. Value of contracted prototype is approximately $1.5M
  - Once prototype phase is completed and manufacturing contracts awarded, these parts will yield long-tail recurring revenues

- **Thermite®**
  - Next Generation Product Line Extension for additional growth
  - Colmek's rugged, configurable, versatile, high performance mission computer
  - Goal: Deliver new standard of field mobility to established Thermite® customer base
  - Technical refresh underway
  - Multiple Defense Applications
    - Man-worn robotic and backpack-worn
    - Manned/unmanned vehicles: airborne, land-based, maritime
  - Product roll-out of next generation of Thermite family of rugged embedded computers
    - Octal – initial next-gen Thermite technical refresh completed and now being promoted, including a number of significant customer trials – one of which is for integration into a military vehicle
  - Expect this product line to add $3-$7M to Colmek's revenues annually


PWR
J1
J2
J3


Fire Sprinkler
Watchdog
Martech
Pump
Service
Fault
Power





Coda Octopus Group, Inc.

Product Design and Manufacturing

Subsea and Harsh Environment Design

Software Engineering

Mechanical Engineering

Martech

Engineering Business

Electronic Design

Complete Product Lifecycle Development

Test, Instrumentation and Control



Obsolescence Management of Legacy Defense Products

Customers

Coda Octopus Colmek – Engineering Business

Located in Portland, Dorset, UK. Martech follows the same model as Colmek.

- BAE SYSTEMS
- SIEMENS
- ATLAS ELEKTRONIK
- GRUNDFOS
- GKN

- THALES
- Honeywell
- babcock
- AMSAFE

Growth Catalysts

- **Long-tail recurring revenues from ongoing Defense Customer Programs**
  - Proprietary Chemical Decontamination Systems
    - Component of the Eurofighter Tycoon's Ground Equipment
    - Used to decontaminate pilot helmets that have come in contact with chemical weapons
    - Contracted for two new units, at approximately $300K per, in FY2018
    - Sales to date are approximately $2.4M since program inception, in 2011



- **Increasing customer base via successful R&D Programs**
  - Pump and Pressurization Controllers – Grundfos
    - Developed a series of proprietary fire sprinkler pump controllers in use by customers including Grundfos, a global leader in advanced pump solutions and trendsetter in water technology, as part of its FireSAFE product line
    - Developing a variant of the FireSAFE product, to address the requirements for sprinkler systems in high-rise residential installations, a growing market following the tragic Grenfell Tower fire in the UK
    - Designed and manufactured the pressurization controller, as part of Grundfos' Pressure Half Time (PHT) product line, used to maintain pressure in heating and cooling systems for residential and commercial applications
      - Shipped 1,200 of initial 3,000 pressurization controller unit order, in FY 2018



Operations


Coda Octopus Products Ltd
Edinburgh, Scotland (UK)
35
Coda Octopus Colmek Inc.
Salt Lake City, UT (USA)
40
Coda Octopus Martech Ltd.
Portland, Dorset (UK)
35
Coda Octopus Group Inc.
& Coda Octopus Products Inc.
Orlando, FL (USA)
4
Marine Technology
40
Engineering
75
Coda Octopus Products Pty Ltd.
Perth (Australia)
1

Coda Octopus Group

Management

Annmarie Gayle, LL.B, LLM – Chief Executive Officer and Chairman – Denmark

Ms. Gayle has been our CEO and a member of the Board of Directors since 2011. She has also been the CEO of our flagship Products Business since 2012. Prior thereto, she spent two years assisting with the restructuring of our company. She previously served with the Company as Senior Vice President of Legal Affairs between 2006 and 2007. Earlier in her career, she worked for a major London law practice, the United Nations, and the European Union. Ms. Gayle has a strong background in restructuring and has spent more than 12 years in a number of countries where she has been the lead adviser to a number of transitional administrations on privatizing banks and reforming state-owned assets in the CEE countries including banking, infrastructure and telecommunications assets. Ms. Gayle has also managed a number of large European Union funded projects. Ms. Gayle holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practice as a solicitor in England & Wales.

Michael Midgley – Chief Financial Officer; Chief Executive Officer of Coda Octopus Colmek, Inc. – U.S.

Mr. Midgely has been our CFO since December 2017, following his tenure as our acting CFO since 2013. Mr. Midgley also serves as Chief Executive Officer of Coda Octopus Colmek, Inc. since 2010, which he joined in 2008. Mr. Midgley's 42 year career spans business, accounting and finance in many industries. He is an expert in data mapping and conversion to JD Edwards World General Accounting Software, and previously had his own CPA practice specializing in SEC and Tax practice areas, as well as worked for a regional accounting firm. He was President and CFO of Covol Technologies, Inc., 1991-1995, and CFO of Human Affairs Inc., 1986-1991. Mr. Midgley is a qualified CPA in the state of Utah, and attended the University of Utah where he obtained a BA in Accounting.

Coda Octopus Group

Management

Blair Cunningham – President of Technology; Chief Executive Officer of Coda Octopus Products, Inc.– U.S.

Mr. Cunningham has been with the company since July 2004 and has had a number of roles including his current position of President of Technology and CEO of Coda Octopus Products, Inc. CTO of Coda Octopus Group, Inc. since 2005 and Senior Vice President of Products Division between July 2004 and July 2005. Earlier in his career he worked for several firms as a systems analyst and developer. Mr. Cunningham has a strong background in technology development, design and large-scale software development with a key focus on process efficiency and end-user experience. Mr. Cunningham received an HND in Computer Science in 1989 from Moray College of Further Education, Elgin, Scotland. Because of Mr. Cunningham's expertise in technology and delivery of large scale software projects, the company believes that he is highly qualified to serve in his current roles.

Coda Octopus Group

Board of Directors

Annmarie Gayle, LL.B, LLM – Chief Executive Officer and Chairman – Denmark

Ms. Gayle was appointed Chairman of the Board in March 2017, and previously served as Director since 2011. Additionally, Ms. Gayle has been the Group CEO since 2011; assisted with the restructuring of the Company, 2009-2010, and served as SVP of Coda's Legal Affairs, 2006-2007. Earlier in her career she worked for a major London law practice, the United Nations and the European Union. Ms. Gayle has a strong background in restructuring and has spent more than 12 years in a number of countries where she has been the lead adviser to a number of transitional administrations on privatizing banks and reforming state-owned assets in the CEE countries including banking, infrastructure and telecommunications assets. Ms. Gayle has also managed a number of large European Union funded projects. Ms. Gayle holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practice as a solicitor in England & Wales.

Michael Hamilton, Director – U.S.

Mr. Hamilton served as Coda's Chairman of the Board, June 2010-March 2017, and continues to serve as a Director. Since 2014, Mr. Hamilton has provided accounting and valuation services for a varied list of clients. His career includes serving as Senior Vice President of Powerlink Transmission Company, 2011-2014, and audit partner at PriceWaterhouseCoopers, 1988-2003. He holds a B.S. in Accounting from St. Frances College and is a Certified Public Accountant and is accredited in business valuation. Mr. Hamilton services as the Chair of both the Board's Audit Committee and Compensation and Governance Committee, and as a member of its Nominating Committee.

Coda Octopus Group

Management

Mary M. Losty - Director– U.S.

Ms. Losty has been a member of Coda's Board of Directors since July 2017. Ms. Losty is a private investor in both U.S. equities and real estate. Her career includes serving as a Partner at Cornwall Asset Management LLC, a U.S. portfolio management firm, where she was responsible for the firm's investment in numerous small– to medium- cap emerging growth companies, 1998-2010. She was portfolio manager at Duggan & Associates, 1992-1998, and an equity research analyst at Kimelman & Company, 1990-1992. Previously she worked at Morgan Stanley & Co. and was the top aide to James R. Schlesinger, a five-time U.S. cabinet secretary. Former Board director positions include Procera Networks, Inc. 2007-2015, and Blue Earth, Inc. formerly Genesis Fluid Solutions Holdings, 2009-2011. Ms. Losty received her J.D. from Georgetown University Law Center and her B.S. from Georgetown University's School of Foreign Service. Ms. Losty serves on the Board's Audit and Nominating Committees.

Per Wimmer - Director – Denmark

Mr. Wimmer has served as a Director since May 2017. With a career background in investment finance, Mr. Wimmer Currently heads Wimmer Financial LLP, a London-based merchant bank/corporate advisory firm which he founded in 2007, specializing in natural resources (mining, oil and gas, and green energy), real-estate, infrastructure, aviation, shipping and project debt financing. He also heads Wimmer Family Office, a family offices investment firm. Mr. Wimmer holds a Master of Public Administration and the Don K. Price Award from Harvard University with emphasis on business, finance and international relations. He also holds a Masters of Laws degree fro University of Lodnon and a B.A./M.A. degrees in law from University of Copenhagen. Mr. Wimmer serves as a member of the Board's Nominating Committee.

Coda Octopus Group

Management

G. Tyler Runnels- Director– U.S.

Mr. Runnels has been nominated by our board to be elected as a director at the 2018 annual meeting to fill a vacancy created by the departure of two of our directors. Mr. Runnels has nearly 30 years of investment banking experience including debt and equity financings, private placements, mergers and acquisitions, initial public offerings, bridge financings, and financial restructurings. Since 2003, Mr. Runnels has been the Chairman and Chief Executive Officer of T.R. Winston & Company, LLC, an investment bank and member of FINRA, where he began working in 1990. Mr. Runnels was an early stage investor in our company and T.R. Winston & Company, LLC has served as our exclusive placement agent in one of our private placements raising early rounds of capital for our company. Mr. Runnels has successfully completed and advised on numerous transactions for clients in a variety of industries, including healthcare, oil and gas, business services, manufacturing, and technology. Mr. Runnels is also responsible for working with high net attorneys, qualified intermediaries and financial advisors. Prior to joining T.R. Winston & Co., LLC, Mr. Runnels held the position of Senior Vice President of Corporate Finance for H.J. Meyers & Company, a regional investment bank. Mr. Runnels is a member of the Board of Directors of Level Brands, Inc. (NYSE American: LEVB) and serves on the Pepperdine University President's Campaign Cabinet. Mr. Runnels received a B.S. and MBA from Pepperdine University. Mr. Runnels holds FINRA series 7, 24, 55, 63 and 79 licenses. We selected Mr. Runnels to serve on our board of directors based upon his significant expertise both as an investor and advisor, as well as his experience as a board member of a number of listed companies.

CODA OCTOPUS GROUP, INC.

World Leader in Sound Underwater Technology

NASDAQ: CODA

www.codaoctopusgroup.com

Investor Relations: MDC Group
Contact: David Castaneda
(414) 351-9758 / IR@codaoctopus.com